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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of TLC Vision Corporation ("TLC") on Form 10-K for the period ending May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B. Charles Bono III, Chief Financial Officer of TLC, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TLC.


                               /s/ B. Charles Bono III
                               -------------------------------------------------
                               B. Charles Bono III
                               Chief Financial Officer of TLC Vision Corporation

                               August 29, 2002